UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2024

5E ADVANCED MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9329 Mariposa Road, Suite 210
Hesperia, California		92344
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 221-0225

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	FEAM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On November 21, 2024, 5E Advanced Materials, Inc. (the “Company”) issued a press release providing certain financial, operational and other updates for the quarter ended September 30, 2024. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 20, 2024, the Company received written notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Company was not in compliance with the minimum stockholders’ equity requirement set forth in Nasdaq Listing Rule 5450(b)(1), which requires companies listed on the Nasdaq Global Select Market to maintain a minimum of $10,000,000 in stockholders’ equity for continued listing (the “Stockholders’ Equity Rule”). The Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024 reported stockholders’ equity of $2,094,000 as of September 30, 2024.

The Notice has no immediate effect on the listing of the common stock, which continues to trade on the Nasdaq Global Select Market under the symbol “FEAM”.

In accordance with Nasdaq Listing Rule 5810(c)(2)(A), the Company has been provided 45 calendar days, or until January 6, 2025, to submit a plan to regain compliance (the “Compliance Plan”). If the Compliance Plan is accepted, Nasdaq may grant an extension of up to 180 calendar days from the date of the Notice to evidence compliance. If Nasdaq does not accept the Compliance Plan, the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

The Company intends to submit the Compliance Plan on or before January 6, 2025. However, there can be no assurance that or that Nasdaq will grant the Company any extension of time to regain compliance with the Stockholders’ Equity Rule or that the Company will regain compliance with the Stockholders’ Equity Requirement or otherwise maintain compliance with any of the other listing requirements.

As previously reported in the Company’s Current Report on Form 8-K filed September 16, 2024, on September 12, 2024, the Company received written notice from Nasdaq notifying the Company that, for the preceding 30 consecutive business days, the closing bid price of the Company’s common stock had closed below the $1.00 per share minimum bid price requirement for continued inclusion on The Nasdaq Global Select Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”). The Company was provided an initial period of 180 calendar days, or until March 11, 2025 to regain compliance with the Minimum Bid Price Requirement.

Item 7.01 Regulation FD Disclosure.

On November 21, 2024, in connection with the conference call, the Company made available a presentation, a copy of which is furnished as Exhibit 99.2 to this Current Report and incorporated herein by reference. The presentation is also available on the Investors section of the Company’s website at www.5eadvancedmaterials.com.

The information furnished in this Current Report (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this Current Report regarding our business strategy, plans, goal, and objectives are forward-looking statements, including without limitation statements regarding the Company’s intent or ability to regain compliance with any applicable Nasdaq listing requirements. When used in this Current Report, the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “seek,” “budget,” “target,” “aim,” “strategy,” “plan,” “guidance,” “outlook,” “intent,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the extraction of the critical materials we intend to produce and advanced materials production and development. These risks include, but are not limited to: the substantial doubt regarding our ability to continue as a going concern; our need for substantial additional financing to continue as a going concern and advance our development and operations; the significant net operating losses incurred since our inception and anticipation of the same net operating losses for the foreseeable future; the de-listing of our securities from Nasdaq, which could limit investors’ ability to transact in our securities, subject us to additional trading restrictions and substantially increase the number of shares issuable upon conversion of our outstanding convertible notes; our limited operating history in the borates and lithium industries and no revenue from our proposed extraction operations at our properties; our need for substantial additional financing to execute our business plan and our ability to access capital and the financial markets; our inability to successfully operate the smaller-scale Boron Facility or complete further technical and economic studies may impact the 5E Boron Americas (Fort Cady) Complex (the “Project”); our status as an exploration stage company dependent on a single project with no known Regulation S-K 1300 mineral reserves and the inherent uncertainty in estimates of mineral resources; our lack of history in mineral production and the significant risks associated with achieving our business strategies, including our downstream processing ambitions; risks and uncertainties relating to the development of the Project; our ability to obtain, maintain and renew required governmental permits for our development activities, including satisfying all mandated conditions to any such permits; the expected benefits from certain reduced spending measures; and other risks and uncertainties set forth in our filings with the U.S. Securities and Exchange Commission (the “SEC”) from time to time. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. These risks are not exhaustive and the information in this Current Report may be subject to additional risks. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as to the date of this Current Report.

For additional information regarding these various factors, you should carefully review the risk factors and other disclosures in the Company’s Form 10-K for the fiscal year ended June 30, 2024, filed on September 9, 2024. Additional risks are also disclosed by the Company in its filings with the SEC throughout the year, including its Form 10-K, Form 10-Qs and Form 8-Ks, as well as in its filings with the Australian Securities Exchange. Any forward-looking statements are given only as of the date hereof. Except as required by law, the Company expressly disclaims any obligation to update or revise any such forward-looking statements. Additionally, the Company undertakes no obligation to comment on third party analyses or statements regarding the Company’s actual or expected financial or operating results or its securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 21, 2024.
99.2	Corporate Presentation, dated November 21, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5E Advanced Materials, Inc.

Date:	November 21, 2024	By:	/s/ Paul Weibel
Paul Weibel Chief Executive Officer